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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                ----------------

        Date of Report (Date of earliest event reported): MARCH 20, 2001
                                                          --------------

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                            HUNTWAY REFINING COMPANY
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                     1-14159
                                     -------
                            (Commission File Number)

           DELAWARE                                 95-4680045
           --------                                 ----------
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)

                         25129 THE OLD ROAD, SUITE #322
                            NEWHALL, CALIFORNIA 91381
                            -------------------------
             (Address of principal executive offices, with zip code)

                                 (661) 286-1582
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
                         (Former name or former address,
                          if changed since last report)


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ITEM 5. OTHER EVENTS

         On March 20, 2001, Huntway Refining Company entered into an Agreement and Plan of Merger with Valero Refining and Marketing Company and HAC Company, a wholly-owned subsidiary of Valero Refining, pursuant to which HAC will merge with and into Huntway, with Huntway continuing as the surviving corporation. Valero Energy Corporation is the parent of Valero Refining and Marketing Company. In the merger, holders of Huntway common stock will receive $1.90 per share, without interest, for each share of Huntway common stock. Pursuant to the Agreement and Plan of Merger, Valero will also repay or acquire certain of the outstanding indebtedness of Huntway.

         Consummation of the merger is subject to a number of conditions precedent described in the Agreement and Plan of Merger, including without limitation approval by Huntway stockholders.

         Copies of the Agreement and Plan of Merger and joint press release of Huntway and Valero Energy Corporation dated March 20, 2001 announcing the execution of the Agreement and Plan of Merger are included in this report as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger and the press release.

         Huntway's stockholders are strongly urged to read the proxy statement that will be filed with the Securities and Exchange Commission ("SEC") by Huntway in connection with the merger. The proxy statement will contain important information, such as the identities of the participants in the solicitation of proxies from Huntway stockholders and a description of the interests of such participants. Stockholders will be able to obtain a free copy of the proxy statement and any amendments and other relevant documents filed with the SEC at its website, www.sec.gov. In addition, Huntway will mail the proxy statement to each stockholder of record on the record date to be established for the stockholders meeting.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (c) EXHIBITS

             2.1 Agreement and Plan of Merger, dated March 20, 2001, by and among Huntway Refining Company, Valero Refining and Marketing Company and HAC Company.

             99.1     Press Release dated March 20, 2001.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         HUNTWAY REFINING COMPANY

                                         By: /s/ Earl G. Fleisher
                                             -------------------------------
Date: March 21, 2001                     Its: Chief Financial Officer
                                              (Principal Accounting Officer)














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                            HUNTWAY REFINING COMPANY

                                INDEX TO EXHIBITS



   EXHIBIT
   NUMBER           DESCRIPTION
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     2.1            Agreement and Plan of Merger, dated March 20, 2001, by and among Huntway Refining Company, Valero Refining and
                    Marketing Company and HAC Company.

    99.1            Press Release dated March 20, 2001.












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